THIS AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

AMENDED & RESTATED PLEDGE AGREEMENT

     THIS AMENDED & RESTATED PLEDGE AGREEMENT (this “Agreement”) is made and entered into as of, but not necessarily on, the 6th day of February, 2013, by and between Arkanova Acquisition Corporation, a Nevada corporation, (“Pledgor”), and Aton Select Funds Limited (“Secured Party”).

Background

     A. On even date herewith, Pledgor and the Secured Party entered into an amended & restated note purchase agreement (the “NPA”)”) pursuant to which Pledgor issued to the Secured Party an amended & restated secured promissory note (the “Note”) and Pledgor agreed to pledge interests of its wholly owned subsidiary, Provident Energy of Montana, LLC, a Montana limited liability company (“Provident”), to secure payment of the indebtedness evidenced by the Note; and

     B. The parties desire to set forth in writing their agreement as to the terms and conditions of the administration and disposition of the pledge of the membership interests of Provident and certain other matters as set forth herein;

Terms and Conditions

     In consideration of the mutual benefits to be derived from the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Pledge. As collateral security for the payment and performance of the Obligations (as defined in Section 2 hereof) by Pledgor, Pledgor hereby pledges to the Secured Party, and grants, transfers, assigns and hypothecates to the Secured Party a continuing security interest in, the following property owned by Pledgor (the “Pledged Collateral”):

     (a) Pledged Interests. All of the issued and outstanding membership interests in Provident (the “Pledged Interests”).

     (b) Dividends and Proceeds. Except as provided in Section 10(b) hereof, all dividends, cash, products, proceeds, securities, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests, including, but not limited to, all distributions or payments in partial or complete liquidation or redemption of the Pledged Interests.

     (c) Additional Interests. All additional membership interests in Provident from time to time hereafter acquired by Pledgor arising from the Pledged Interests as a result of any reclassification, readjustment, split, dividend, or reorganization and the certificates representing such additional Interests, and all dividends, cash, products, proceeds, securities, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Interests.

     2. Obligations Secured. This Agreement secures the payment and performance of (i) all obligations of Pledgor to the Secured Party now or hereafter existing under the Note whether for indebtedness (principal and interest), fees, damages, expenses or otherwise, and whether evidenced by any instrument, agreement or book account, (ii) all obligations of Pledgor to the Secured Party now or hereafter existing under the NPA, and (iii) all obligations of Pledgor to the Secured Party now or hereafter existing under this Agreement, regardless of whether the amounts referred to in clause (i), (ii) or (iii) above are due or to become due, direct or indirect, primary or secondary, joint, several, or joint and several, or fixed or contingent obligations of Pledgor. All of such obligations are collectively referred to herein as the “Obligations".

     3. Delivery of Pledged Collateral. (a) Upon the execution of this Agreement, Pledgor shall deliver and deposit with the Secured Party the certificate or certificates or other instruments evidencing the Pledged Interests, along with such assignments, financing statements, endorsements, and transfer powers duly executed by Pledgor in blank as will enable the Secured Party to register the Pledged Interests in the Secured Party's name or in the name of the Secured Party's nominee in the appropriate record books of Provident in the Event of Default (as such term is herein after defined).

     4. Return of Pledged Collateral. Secured Party shall return the Pledged Collateral or the balance thereof, if any, in its possession to Pledgor upon payment in full of the Obligations.

     5. Further Assurances and Documentation. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce the Secured Party's rights and remedies hereunder with respect to any Pledged Collateral.

     6. Responsibility for Pledged Collateral. Secured Party shall exercise reasonable care in the custody and preservation of the Pledged Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in the Secured Party's possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords the Secured Party's own property of similar nature. The Secured Party shall be under no duty or responsibility to (i) fix or preserve the rights of Pledgor with respect to the Pledged Collateral against prior parties, (ii) fix or preserve rights against any parties to any instrument or chattel paper which may be a part of the Pledged Collateral, (iii) sell or otherwise realize upon the Pledged Collateral, or (iv) seek payment from any particular source. Without limiting the generality of the foregoing, the Secured Party shall not have any responsibility or obligation for any action in connection with any conversion, call, exchange, maturity, redemption, retirement, tender or any other event relating to any of the Pledged Collateral whether or not the Secured Party has or is deemed to have knowledge of such matters. The Secured Party shall never be liable for the Secured Party's failure to use diligence to collect any amount payable with respect to the Pledged Collateral, but shall be liable only to account to Pledgor for what the Secured Party may actually collect or receive thereon. After payment of part of the Obligations, the Secured Party may, at the Secured Party's option, retain all or any portion of the Pledged Collateral as security for any remaining Obligations and retain this Agreement as evidence of such security.

     7. Representations and Warranties. Pledgor represents and warrants to Secured Party as follows:

     (a) Authorization. The execution, delivery and performance of this Agreement are within Pledgor's powers and are not in contravention of any applicable law.

     (b) Absence of Conflicts. Pledgor is not obligated under any contract or agreement, which materially or adversely affects Pledgor's properties or assets, or Pledgor's financial condition, and neither the execution nor delivery of this Agreement nor the consummation of any transaction contemplated hereby will conflict with or result in any breach of the terms, conditions, or provisions of, or constitute a default under any agreement or instrument relative thereto to which Pledgor is subject.

     (c) Authorized Interests. The Pledged Interests have been duly authorized and validly issued by Provident and are fully paid and non-assessable.

     (d) Unencumbered Title to Pledged Collateral. Pledgor is the legal and beneficial owner of the Pledged Collateral owned by Pledgor, free and clear of any lien, security interest, option or other charge or encumbrance whatsoever except for the security interest created by this Agreement. Until such time as the Obligations have been paid in full, Pledgor, at Pledgor's sole expense, will keep the Pledged Collateral free from other liens, security interests, encumbrances or claims; and Pledgor will defend the Pledged Collateral against the claims and demands of all persons claiming the Pledged Collateral or any part thereof or interest therein.

     (e) Perfected Security Interest. The pledge of the Pledged Interests and the delivery thereof to the Secured Party pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Obligations.

     (f) No Approval Required. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of the Agreement by Pledgor or (ii) for the exercise by the Secured Party of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

     (g) Accurate Information. All information contained in statements furnished or to be furnished to the Secured Party by or on behalf of Pledgor in connection with the Pledged Collateral or the Obligations is complete and accurate in all material respects.

     8. Affirmative Covenants of Pledgor. For and during such period of time as any portion of the Obligations shall remain unpaid or Pledgor shall have any commitment or obligation hereunder, Pledgor shall comply with each of the following provisions of this Section, unless the Secured Party shall otherwise consent in writing:

     (a) Performance of Obligations. Pledgor will duly and punctually pay and perform each of the Obligations to the extent such party is liable therefor, including, without limitation, its obligations under this Agreement and each of the other documents securing the Obligations, as the same may at any time be amended or modified.

     (b) Preservation of Existence and Franchises and Conduct of Business. Pledgor will do , and will cause Provident to do, or cause to be done, all things necessary to preserve and keep in full force and effect its company existence, rights, leases (including oil and gas leases), agreements, and all other licenses or rights necessary to comply with all laws, regulations, rules, statutes, or other provisions applicable to the respective entity in the operation of their respective business, noncompliance with which would materially and adversely affect either the business or credit of Provident.

     (c) Confidential Information. Pledgor will, and will cause its subsidiaries to, furnish to the Secured Party any information which the Secured Party may from time to time reasonably request concerning any covenant, provision or condition of the Agreement or any matter in connection with the business and operations of Pledgor and its subsidiaries. Secured Party agrees that, until the occurrence of an Event of Default, it will take all reasonable steps to keep confidential any proprietary information given to it by Pledgor, provided, however, that this restriction shall not apply to information which (i) has at the time in question entered the public domain through no default of this provision, or (ii) is required to be disclosed by law or by any order, rule or regulation (whether valid or invalid) of any court or governmental agency, or authority.

     (d) Notice of Material Events and Defense of Action. Pledgor will promptly notify Secured Party of: (i) any material adverse change in Pledgor’s or any subsidiary’s financial condition, (ii) the occurrence of any Event of Default, (iii) the acceleration of the maturity of any debt owed by Pledgor or subsidiary or of any default by Pledgor or any subsidiary under any indenture, mortgage, agreement, contract or other instrument to which Pledgor or any subsidiary is a party or by which any of them or any of the properties is bound; (iv) any material adverse claim (or any claim of $25,000 or more) asserted against Pledgor or any subsidiary or with respect to Pledgor’s or any subsidiary’s properties, or (v) the filing of any suit or proceeding against Pledgor or any subsidiary. Upon the occurrence of any of the foregoing, Pledgor will take, or cause to be taken, all reasonably necessary or appropriate steps to remedy promptly any such material adverse change or default, to protect against any such adverse claim, to appear in and defend any such suit or proceeding, and to resolve all controversies on account of any of the foregoing at Pledgor’s expense.

     (e) Reporting Requirements. Within ten (10) days of the end of each calendar quarter, Pledgor shall furnish Secured Party with a sworn statement of Pledgor, stating that Pledgor has no knowledge that an Event of Default has occurred, or such event has occurred and is continuing as of the date of such statement and a statement as to the nature thereof and the action which Pledgor proposes to take with respect thereto.

     9. Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of the Secured Party's counsel and of any experts and agents, which the Secured Party may incur after the occurrence of an Event of Default (as hereinafter defined) in connection with (i) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, or (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder.

     10. Voting Rights and Dividends. So long as no Event of Default or event that, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

     (a) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, Pledgor may not exercise such voting rights so as to impair the value of the Pledged Collateral or to dilute the Secured Party's ownership percentage represented by the Pledged Collateral and Secured Party shall not be required to exercise preemptive rights.

     (b) Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all (A) dividends and interest paid or payable other than cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, shall be, and shall be forthwith delivered to the Secured Party to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements); and provided further, that Pledgor shall promptly notify the Secured Party of the occurrence of any of the above matters upon the occurrence thereof.

     (c) Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which Pledgor is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which Pledgor is authorized to receive and retain pursuant to Subsection (b) above.

     11. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

     (a) Default Under Obligations. Pledgor shall be in default under the terms of the Obligations, including the Note, the NPA and this Agreement.

     (b) Defaults Under Other Instruments. Pledgor shall be in default under the terms of any other documents and instruments relating to the Aggregate Offering, as such term is defined in the NPA.

     (c) Insolvency. Pledgor or any subsidiary shall admit in writing Pledgor's or subsidiary’s inability to pay its debts, or shall make a general assignment of Pledgor's or any subsidiary’s assets or property rights for the benefit of Pledgor's or any subsidiary’s creditors; or any proceeding shall be instituted by or against Pledgor or any subsidiary seeking to adjudicate Pledgor or any subsidiary as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of Pledgor or any subsidiary or Pledgor's or any subsidiary’s debts under any law relating to bankruptcy, insolvency or reorganization or release of debtors, or seeking appointment of a receiver, custodian, trustee, or other similar official for Pledgor or any subsidiary or for any substantial part of the property of Pledgor or any subsidiary and in the case of any such proceeding instituted against Pledgor or any subsidiary shall remain undismissed for a period of ninety (90) days.

     (d) Failure to Perform Obligations. Pledgor shall fail to perform any of Pledgor’s covenants or obligations set forth in this Agreement.

     (e) Falsity of Representation. Any warranty, representation or statement made or furnished to Secured Party by Pledgor pursuant to this Agreement shall prove to have been false in any material respect when made or furnished.

     (f) Levy Against Collateral. The levy against the Pledged Collateral, or any part thereof, of any execution, attachment, sequestration or other writ.

     12. Remedies Upon Default.

     (a) Remedies. Upon the occurrence of an Event of Default, and in addition to any and all other rights and remedies which Secured Party may then have hereunder, or under the Texas Business and Commerce Code or any comparable uniform commercial code applicable to Pledgor (the “Code”), or otherwise, Secured Party may at Secured Party's option (i) declare the entire unpaid balance of principal of, and all accrued interest on, the Obligations immediately due and payable without demand, presentment, notice of default, notice of intent to accelerate or notice of acceleration of maturity, all of which are hereby expressly waived; (ii) notify any person obligated on any of the Pledged Collateral of the security interest of Secured Party therein and request such person to make payment directly to the Secured Party, (iii) demand, sue for, collect or otherwise reduce Secured Party's claims to judgment, foreclose or otherwise enforce the Secured Party's security interest through judicial procedure or make any settlement or compromise Secured Party deems desirable with respect to any of the Pledged Collateral; (iv) after notification, expressly provided for herein, if any, sell or otherwise dispose of, at the office of Secured Party, or elsewhere, as chosen by Secured Party, all or any part of the Pledged Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Pledged Collateral shall not exhaust the power of sale granted hereunder, but sales may be made from time to time until all of the Pledged Collateral has been sold or until the Obligations have been paid in full) and at such sale it shall not be necessary to exhibit the Pledged Collateral; (v) at Secured Party's discretion, retain the Pledged Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under the Code; (vi) apply by appropriate judicial proceedings for appointment of a receiver for the Pledged Collateral, or any part thereof; (vii) purchase the Pledged Collateral at any public sale; (viii) purchase the Pledged Collateral at any private sale; and/or (ix) exercise the rights set forth in Section 12(b) hereof. The foregoing remedies shall be cumulative and except for the provisions of Section 12(a)(v) above without prejudice to the Secured Party's right to recover any deficiency including reasonable attorneys' fees and costs permitted by this Agreement.

     (b) Sale of Pledged Collateral. Secured Party is authorized, at any sale of the Pledged Collateral, if Secured Party deems it advisable, to restrict the prospective bidders or purchasers to those persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to distribution or sale of any of the Pledged Collateral. Upon any such sale, Secured Party shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind. Secured Party shall give Pledgor ten (10) days’ written notice of Secured Party’s intention to make any such public or private sales or sale at broker’s board or on a securities exchange. Such notice, in case of sale at broker’s board or a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or that portion thereof so being sold, will first be offered to sale at such board or exchange. At any such sale, the Pledged Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay such selling price, and such Pledged Collateral may again be sold upon like notice. Secured Party may also, at Secured Party's discretion, proceed by a suit or suits at law, or in equity to foreclose the pledge and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Pledged Collateral, or any part thereof, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

     (c) Notification. Reasonable notification of the time and place of any public sale of the Pledged Collateral, or any reasonable notification of the time after which any private sale or other intended disposition of the Pledged Collateral is to be made, shall be sent to Pledgor and to any other person entitled under the Code to notice; provided, however, that if the Pledged Collateral threatens to decline quickly in value, Secured Party may sell or otherwise dispose of the Pledged Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purpose of this Agreement. Notice shall be deemed to be sent when it is deposited in the United States Mail, return receipt requested, bearing the proper postage and addressed to Pledgor and any other person entitled to receive notice, at their last known address according to the records of the Secured Party.

     (d) Application of Proceeds. Upon the occurrence of an Event of Default or maturity of any instrument evidencing the Obligations or any part thereof, whether such maturity be by such terms of such instruments or through the exercise of any power of acceleration, Secured Party is authorized and empowered to apply any and all funds realized from the sale of the Pledged Collateral not previously credited against the Obligations first toward the payment of the costs, charges and expenses, if any, incurred in the collection of such funds hereunder, and then toward the payment of the Obligations, and shall pay any balance remaining to Pledgor in accordance with the written instructions executed by Pledgor or as prescribed by the Code.

     (e) Deficiency. In the event that the proceeds of any sale, collection or realization upon the Pledged Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Pledgor shall be liable for the deficiency, together with interest thereon at such rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

     13. Secured Party Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in the Secured Party's discretion after the occurrence of an Event of Default to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation, (i) the right and power to execute and deliver any and all powers and other instruments, documents, certificates and agreements necessary or appropriate to transfer ownership of the Pledged Collateral, and (ii) the right and power to receive, endorse and collect all checks and other instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full acquittance for the same. The foregoing appointment of the Secured Party as Pledgor's attorney-in-fact is irrevocable and is coupled with an interest.

     14. Certain Rights Before and After a Default.

     (a) Secured Party May Perform. If Pledgor fails to perform any agreement contained herein, the Secured Party may perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by Pledgor pursuant to the provisions of Section 9 hereof.

     (b) Notification of Issuer. Secured Party shall have the right to notify the issuer of the Pledged Collateral that the Pledged Collateral has been pledged.

     15. Cumulative Rights and Remedies. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations, and the exercise by Secured Party of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Secured Party shall not be required to first endeavor to collect from Pledgor or any other party obligated for the Obligations or to proceed against or exhaust other collateral or security for the Obligations hereby secured before pursuing any of Secured Party’s rights pursuant to this Agreement against Pledgor. Should Pledgor have theretofore executed or hereafter execute any other security agreement in favor of Secured Party in which a security interest is created as security for the debts of Pledgor or another or others, in respect of which Pledgor may not be personally liable, the security interest therein created and all other rights, powers and privileges vested in Secured Party by the terms thereof shall exist concurrently with the security interest created herein, and, in addition, all property in which Secured Party holds a security interest under any such other security agreement shall also be part of the Pledged Collateral hereunder, and all or any part of the proceeds of the sale or other disposition of such property may, in the discretion of Secured Party, be applied by it in accordance with the terms hereof, and of such other security agreement, or agreements, or any of them.

     16. Surrender of Collateral. Secured Party may surrender, release, exchange or alter any collateral or security for the Obligations without affecting the liability of Pledgor under this Agreement, and this Agreement shall continue effective notwithstanding any legal disability of Pledgor to incur any indebtedness or obligation incurred to Secured Party.

     17. Effect of Other Agreements. This Agreement shall in no way be construed as a limitation or extinguishment of any guaranty, security agreement, pledge agreement, assignment, or any other instrument, document or agreement granting an interest in collateral for or guaranteeing the payment or performance of the Obligations executed by any person prior to, or contemporaneously with, the execution of this Agreement, but all prior or contemporaneous guaranties, security agreements, pledge agreements, assignments, or any other instruments, documents, or agreement granting an interest in collateral for or guaranteeing the payment or performance of the Obligations shall remain in full force and effect in accordance with their terms.

    18. General Provisions.

     (a) Amendment. This Agreement may not be modified, altered, amended, or terminated except by the written agreement of the Secured Party and Pledgor.

     (b) Severability. If a court of competent jurisdiction determines that any provision contained in this Agreement is void, illegal or unenforceable, the other provisions shall remain in full force and effect and the provision held to be void, illegal or unenforceable shall be limited so that it shall remain in effect to the extent permissible by law.

     (c) Choice of Law and Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. ANY LITIGATION, SPECIAL PROCEEDING OR OTHER PROCEEDING AS BETWEEN THE PARTIES THAT MAY BE BROUGHT, OR ARISE OUT OF, IN CONNECTION WITH OR BY REASON OF THIS AGREEMENT SHALL BE BROUGHT IN THE APPLICABLE FEDERAL OR STATE COURT IN AND FOR TRAVIS COUNTY, TEXAS, WHICH COURTS SHALL BE THE EXCLUSIVE COURTS OF JURISDICTION AND VENUE.

     (d) Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to Pledgor:

Arkanova Acquisition Corporation
305 Camp Craft Rd., Suite 525
Austin, TX 78746
Fax: 888-329-7716
Attention: Pierre Mulacek, President

If to the Investor:

To the Address for Notice as provided on the
signature page of the NPA.

     (e) Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until payment in full of the Obligations.

     (f) Preparation of Agreement. Each party to this Agreement acknowledges that: (i) the party had the advice of, or sufficient opportunity to obtain the advice of, legal counsel separate and independent of legal counsel for any other party hereto; (ii) the terms of the transactions contemplated by this Agreement are fair and reasonable to such party; and (iii) such party has voluntarily entered into the transactions contemplated by this Agreement without duress or coercion. Each party further acknowledges that such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was he or it under any belief or understanding that such legal counsel was representing his or its interests. Each party agrees that no conflict, omission or ambiguity in this Agreement, or the interpretation thereof, shall be presumed, implied or otherwise construed against any other party to this Agreement on the basis that such party was responsible for drafting this Agreement.

     (g) Nonwaiver. Unless otherwise expressly provided herein, no waiver by the Secured Party of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Secured Party. No delay or omission in the exercise of any right or remedy accruing to the Secured Party upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by the Secured Party of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant or condition herein contained.

     (h) Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the Pledged Collateral and supersedes all prior or contemporaneous representations, understandings and agreements, oral or written, made between the parties effecting the subject matter hereof, and all such prior or contemporaneous representations, understandings and agreements are hereby terminated.

     (i) Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs and personal representatives.

     (j) Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

     (k) Effect on Prior Pledge Agreement. This Agreement replaces that certain amended and restated Pledge Agreement by and between Guarantor to Investor dated July 1, 2012 relating to the Pledged Collateral, which prior Pledge Agreement the parties hereby agree is cancelled and of no further force or effect.

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Signatures

     To evidence the binding effect of the foregoing terms and condition, the parties have executed and delivered this Agreement as of, but not necessarily on, the date first above written.

ARKANOVA ACQUISITION CORPORATION

By:	“Pierre Mulacek”
Pierre Mulacek, President

ATON SELECT FUNDS LIMITED

By:	“David Dawes”
David Dawes, Director

ADDRESS FOR NOTICE

C/o:
Street:
City/State/Zip:
Attention:
Tel:
Fax: